Exhibit 10.1

Execution Version

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”), dated as of November 16, 2023, is entered into by and among Forest Buyer, LLC, a Delaware limited liability company (“Buyer”), UpHealth, Inc., a Delaware corporation (“Seller”) and the undersigned stockholders of the Company (the “Stockholders”). Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Cloudbreak Health, LLC, a Delaware limited liability company (the “Company”), (ii) Seller and (iii) Buyer, are entering into a Membership Interests Purchase Agreement (as may be amended from time to time, the “Purchase Agreement”), whereby Buyer will, directly or indirectly, acquire 100% of the issued and outstanding equity of the Company;

WHEREAS, as of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of the number of shares of Common Stock, par value $0.0001 per share, of Seller (the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by such Stockholder as of the date hereof (the “Owned Shares”); and

WHEREAS, as a condition to the willingness of Buyer to enter into the Purchase Agreement and as an inducement and in consideration therefor, Buyer has required that each Stockholder agrees, and each Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders and Buyer hereby agree as follows:

1. Agreement to Vote the Covered Shares; Proxy.

1.1 Agreement to Vote and Support. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the stockholders of Seller (the “Seller Stockholders”), including any postponement, recess or adjournment thereof, or in any other circumstance, however called (including by written consent), each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, unconditionally and irrevocably affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) (and not to withdraw any such vote or consent with respect to) all of such Stockholder’s Owned Shares and any additional shares of Common Stock or other voting securities of Seller acquired by such Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the approval of any or all of the Contemplated Transactions, (ii) the approval of any or all of the transactions contemplated by any amended and restated Purchase Agreement or amendment to the Purchase Agreement that, in any such case, does not decrease the Cash Consideration or result in the Purchase Agreement being less favorable to the Seller Stockholders than the Purchase Agreement in effect as of the date of this Agreement (excluding, for avoidance of doubt, any adverse amendment), (iii) the approval of any proposal to adjourn or postpone any Seller Stockholder Meeting if the Company, Seller or Buyer proposes or requests such postponement or adjournment in accordance with Section 5.14(b) of the Purchase Agreement, and (iv) the approval of any other proposal considered and voted upon by the Seller Stockholders at any Seller Stockholder Meeting (or by written consent) necessary or desirable to effectuate the transactions contemplated by the Purchase Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of Seller or the Company contained in the Purchase Agreement or that would reasonably be expected to result in any condition set forth in the Purchase Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with, the Purchase Agreement or the transactions contemplated by the Purchase Agreement, (iii) any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Purchase Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent or materially impede or materially delay any of the transactions contemplated by the Purchase Agreement (clauses (a) and (b), collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause each of its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Seller Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholders do not have any obligation to vote the Covered Shares in any particular manner.

1.2 Return of Proxy Card or Voting Instructions. Each Stockholder shall execute and deliver (or cause the holders of record of the Covered Shares to execute and deliver), within ten (10) business days of receipt, any proxy card or voting instructions it receives that are sent to Seller Stockholders soliciting proxies with respect to the Supported Matters, which shall vote the Covered Shares in the manner described in Section 1.1 of this Agreement. At Buyer’s reasonable request, each Stockholder shall provide reasonable evidence of such execution and delivery of such proxy card or voting instructions.

1.3 Proxy. If any Stockholder (i) fails to comply with its obligations under Section 1.2 or (ii) otherwise attempts to vote such Stockholder’s Covered Shares, in person or by proxy, in a manner which is inconsistent with Section 1.1, (each, a “Triggering Event”), such Stockholder will be deemed, upon and as of the time of such Triggering Event, to irrevocably appoint as its proxy and attorney-in-fact the officers of Buyer, each of them individually, with full power of substitution and resubstitution, to vote such Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) in accordance with Section 1.1 at the Seller Stockholder Meeting (including any postponement, recess or adjournment thereof) prior to the Termination Date at which any Supported Matters are to be considered; provided, that the proxy contemplated by this Section 1.3 shall not arise and shall have no force or effect prior to the occurrence of a Triggering Event, from and after which the proxy shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate; provided, further, for the

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avoidance of doubt, that each Stockholder shall retain at all times the right to vote such Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in such Stockholder’s sole discretion on matters (other than Supported Matters). Buyer may terminate this proxy with respect to any Stockholder at any time at its sole election by written notice provided to such Stockholder.

2. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Purchase Agreement in accordance with its terms, (ii) written notice of termination of this Agreement by Buyer to the Stockholders, (iii) mutual written agreement of each of the parties hereto, and (iv) the Closing (such date, the “Termination Date”); provided that the provisions set forth in Section 7 and Sections 13 through 23 shall survive the termination of this Agreement; and provided further that, subject to the provisions set forth in Section 8.3(e) of the Purchase Agreement (which are hereby expressly acknowledged and agreed by the Stockholders), the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach of this Agreement that may have occurred at or before such termination. For the purpose hereof, “Willful Breach” means any material breach of any of the representations, warranties, covenants or agreements set forth in this Agreement that is a consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a breach of such representation, warranty, covenant or agreement set forth in this Agreement.

3. Certain Covenants of the Stockholders.

3.1 Transfers. Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, (a) except as expressly contemplated pursuant to this Agreement or the Purchase Agreement, each Stockholder shall not, and shall direct its Affiliates and their respective Representatives not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) except for an Exempt Transfer, Transfer or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) enter into any hedge, swap or other transaction or contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares (whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise), (iv) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (v) commit or agree to take any of the foregoing actions and (b) each Stockholder shall not, and shall direct its Affiliates and their respective Representatives not to, directly or indirectly take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement. Without limiting the foregoing, each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the 1934 Act) with respect to any securities of Seller for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Purchase Agreement. Any Transfer in violation of this Section 3.1 shall be void ab initio. For the purpose hereof, “Transfer” means (i) any direct or indirect offer, sale, assignment, encumbrance, pledge (other than to the Seller or an Affiliate of the Seller), gift, hedge, hypothecation, disposition, loan

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or other transfer, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer (whether by merger, consolidation, division, conversion, operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (ii) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares or (iii) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) or (ii) above. For purposes of this Agreement, an “Exempt Transfer” means any transfer of Covered Shares (i) if the Stockholder is a natural person, (a) by will or intestacy, to the legal representative, heir, beneficiary or a member of the immediate family of such Stockholder, (b) to any immediate family member (for purposes of this Agreement, “immediate family” shall mean any spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder), (c) to any trust the beneficiaries of which include only such Stockholder or the immediate family of such Stockholder for bona fide estate planning purposes or (d) to a partnership, limited liability company or corporation, the stockholders, members and general or limited partners of which include only such Stockholder and/or the immediate family of the Stockholder, (ii) if the Stockholder is a corporation, partnership, limited liability company, trust or other business entity, to another corporation, partnership, limited liability company, trust or other business entity that is a controlled Affiliate of such Stockholder, or (iii) that has received the prior written approval of Buyer; provided that (A) any transfer pursuant to clause (i) or (ii) shall be permitted only if prior to, and as a condition to, such Exempt Transfer becoming effective, such transferee executes a joinder to this Agreement in form and substance reasonably satisfactory to Buyer and which shall bind such transferee to all of the obligations of a Stockholder herein and (B) in the case of a transfer pursuant to clause (i) or (ii) the transferor Stockholder shall remain liable for any failure of such transferee to comply with or perform its obligations under this Agreement.

3.2 Documentation and Information. Except as required by Applicable Law, each Stockholder shall not, and shall direct its Representatives not to, make any public announcement regarding this Agreement, the Purchase Agreement or the transactions contemplated hereby or thereby without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed). Each Stockholder consents to and hereby authorizes Buyer to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Buyer reasonably determines to be necessary in connection with the transactions contemplated by the Purchase Agreement, such Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Buyer may, in Buyer’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Each party hereto agrees to use its reasonable best efforts to promptly (a) give the other party any information it may reasonably require for the preparation of any such disclosure documents, and (b) notify the other party of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such party shall become aware that any such information shall have become false or misleading in any material respect.

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3.3 No Solicitation. Each Stockholder shall not take any action that the Company would then be prohibited from taking under Section 5.9 of the Purchase Agreement as if such Section of the Purchase Agreement applied, mutatis mutandis, to such Stockholder.

3.4 Proxy Statement; Schedule 13G and Schedule 13D. Each Stockholder will use its reasonable best efforts to furnish all information concerning such Stockholder and its Affiliates to Buyer and Seller that is reasonably necessary for the preparation and filing of the Proxy Statement, and will otherwise reasonably assist and cooperate with Buyer, Seller and the Company in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments thereto received from the SEC. If applicable and to the extent required under Applicable Law, each Stockholder shall promptly and in accordance with Applicable Law amend its Schedule 13G filed with the SEC or its Schedule 13D filed with the SEC, as applicable, to disclose this Agreement and such Stockholder shall provide a draft of such amendment to Buyer and consider any reasonable comments in good faith prior to such filing.

4. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Buyer as follows:

4.1 Due Authority.

(a) Except as set forth on Exhibit A, such Stockholder has the only voting power, power of disposition, and power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Owned Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities Laws and the terms of this Agreement. As of the date hereof, other than such Stockholder’s Owned Shares and except as set forth on Exhibit A, such Stockholder does not own beneficially or of record any shares of capital stock or voting securities of Seller, or any other rights to acquire, or that are exercisable for, or convertible or exchangeable into, shares of capital stock or voting securities of Seller.

(b) Such Stockholder, if it is an entity, is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. If such Stockholder is an entity, such Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

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4.2 No Conflict. The execution and delivery of, compliance with and performance by such Stockholder of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, as applicable, (ii) conflict with or result in a violation or breach of any Applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of the foregoing clauses (ii), (iii) and (iv), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the performance by such Stockholder of its obligations under this Agreement.

4.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to such Stockholders in connection with the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the 1934 Act, the 1933 Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any Required Regulatory Approvals, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by such Stockholder of its obligations under this Agreement.

4.4 Ownership of the Owned Shares. Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens, other than those created by this Agreement or arising under applicable securities laws. Such Stockholder has the sole right to Transfer such Stockholder’s Owned Shares, and none of such Owned Shares is subject to any pledge (other than to Seller or a controlled Affiliate of Seller), disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by such Stockholder.

4.5 Absence of Litigation. As of the date hereof, there is no Action pending or threatened in writing against, or, to the knowledge of such Stockholder, threatened orally against such Stockholder or any of its, his or her controlled Affiliates that would reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by such Stockholder of its obligations under this Agreement or the Purchase Agreement.

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5. Representations and Warranties of Buyer. Buyer hereby represents and warrants to each of the Stockholder as follows:

5.1 Due Authority. Buyer is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Buyer has all requisite organizational power and authority and has taken all organizational action necessary (including approval by the board of directors or applicable organizational bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other organizational action by Buyer or vote of holders of any class of units of Buyer is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Buyer and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

5.2 No Conflict. The execution, delivery and performance by Buyer of this Agreement do not and will not, other than as provided in the Purchase Agreement with respect to the transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws or similar organizational documents of Buyer, (ii) conflict with or result in a violation or breach of any Applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Buyer and any of its Subsidiaries are entitled, under any contract binding upon Buyer, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Buyer, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Buyer of its obligations under this Agreement.

6. Non-Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall not survive the Closing.

7. Certain Other Actions. Each Stockholder hereby agrees not to commence or affirmatively participate in or receive any economic or other benefit from any claim or other Action, whether derivative or otherwise, against Buyer, Seller, the Company or any of their respective Affiliates, or their respective boards of directors (or similar governing bodies), relating to the negotiation, execution or delivery of this Agreement or the Purchase Agreement, or the consummation of the transactions contemplated hereby or thereby, including any such claim or other Action (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Purchase Agreement or (ii) alleging a breach of any fiduciary duty of the Board of Directors of Seller in connection with the Purchase Agreement or the transactions contemplated thereby, and each Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided, that the foregoing shall not limit, restrict or prohibit the Stockholders from claiming or asserting any defenses or counter-claims in connection with any Action arising out of or in connection with the Purchase Agreement, this Agreement or the transactions contemplated thereby or hereby.

8. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

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9. Further Assurances. The Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Buyer, Seller or the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

10. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) if personally delivered, on the date of delivery, (b) if delivered by next-day courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service for next day delivery, (c) if deposited in the United States mail, first class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, or (d) if delivered by electronic mail (provided the relevant computer record does not indicate a failed transmission), on the date of such transmission. Notices, demands and communications shall, unless another address is specified in writing pursuant to the provisions hereof, be sent to the address indicated below:

if to any Stockholder to the address(es) set forth on the signature page to this Agreement:

if to Seller to:

UpHealth, Inc.

14000 South Military Trail, Suite 203

Delray Beach, Florida 33484

Attention: Dr. Avi Katz; Martin Beck

Email: ***

with a copy (which shall not constitute notice) to:

DLA Piper

555 Mission Street, Suite 2400

San Francisco, California 94105

Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com if to Buyer to:

c/o GTCR LLC

300 North LaSalle St., Suite 5600

Chicago, Illinois 60654

Attention: Mark M. Anderson; Sean L. Cunningham; Geoffrey Tresley

Email: ***

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with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention: Michael H. Weed, P.C.; Daniel A. Guerin, P.C.; Neil K. Vohra

Email: michael.weed@kirkland.com; daniel.guerin@kirkland.com;

neil.vohra@kirkland.com

11. Interpretation. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Annex, Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. Each provision of this Agreement shall be given independent significance. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law and rules and regulations promulgated under such statute or law. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified.

12. Entire Agreement. This Agreement (along with the documents referenced herein) and the Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

13. No Third-Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including employees and creditors of the Company.

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14. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL.

14.1 This Agreement shall be interpreted and construed in accordance with the Laws of the State of Delaware. Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-Laws or other rule, whether of the State of Delaware or any other jurisdiction, that would result in the application of the Laws of any jurisdiction other than the State of Delaware.

14.2 THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE). EACH PARTY ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

14.3 THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

15. Assignment; Successors. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective heirs, successors and assigns of the parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or

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delegated by the Stockholders or Seller without the prior written consent of Buyer. Buyer may assign its rights and obligations hereunder, in whole or in part, to any of its Affiliates without the consent of any other Person. Buyer and, following the Closing, the Company may assign any or all of its rights pursuant to this Agreement to any of their respective lenders as collateral security without the consent of any other Person.

16. Enforcement. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms, that Buyer, Seller and the Company would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in addition to any other remedy to which a non-breaching party may be entitled at law, a non-breaching party shall be entitled to seek injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. No party shall be required to post a bond or other security before it can obtain specific performance. Each party waives any defenses in any action for specific performance, including the defense that money damages would be adequate.

17. Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any party hereto or any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection herewith. In no event shall any party hereto, and each party hereto agrees to use its reasonable best efforts to cause its Non-Recourse Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party not a party to this Agreement.

18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail in portable document format or similar format (any such delivery, an “Electronic Delivery”), shall be treated in all manners and respects as an

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original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them (by means other than Electronic Delivery) to all other parties. No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity. Until and unless each party has received a counterpart hereof signed by the other party hereto and subject to Section 22, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

20. Amendment; Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided that any such amendment or waiver will be binding upon a party only if such amendment or waiver is set forth in a writing executed by such party. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or waive any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

21. No Presumption Against Drafting Party. Buyer, Seller and the Stockholders acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

22. No Agreement until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not (and, for clarity, no negotiations or unwritten agreements relating to the substance thereof shall) constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Seller Board has approved, for purposes of any applicable anti-takeover laws or legal requirements, and any applicable provision of the bylaws or certificate of incorporation of Seller (in each case, as amended, restated, modified or supplemented as of the date hereof), this Agreement and the transactions contemplated by the Purchase Agreement and this Agreement, (b) the Purchase Agreement is executed and delivered by all parties thereto, and (c) this Agreement is executed and delivered by all parties hereto.

23. Stockholders. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that each representation, warranty, covenant, agreement and obligation of any Stockholder in this Agreement shall be a several representation, warranty, covenant, agreement or obligation (as applicable) of such Stockholder made solely as to such Stockholder.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

BUYER

FOREST BUYER, LLC

By:	/s/ Mark Anderson
Name: Mark Anderson
Title: President

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

MARTIN S.A. BECK

By:	/s/ Martin S.A. Beck

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

REWI ENTERPRISES LLC

By:	/s/ Martin S.A. Beck
Name: Martin S.A. Beck
Title: Founder and President

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

TTC HEALTHCARE PARTNERS, LLC

By:	/s/ Martin S.A. Beck
Name: Martin S.A. Beck
Title: Manager

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. AVI S. KATZ

By:	/s/ Dr. Avi S. Katz

Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

GIGACQUISITIONS2, LLC

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Manager

Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. RALUCA DINU

By:	/s/ Dr. Raluca Dinu

Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

AGNÈS REY-GIRAUD

By:	/s/ Agnès Rey-Giraud

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

NATHAN LOCKE

By:	/s/ Nathan Locke

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

LUIS MACHUCA

By:	/s/ Luis Machuca

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

MARK GUINAN

By:	/s/ Mark Guinan

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. MARIYA PYLYPIV

By:	/s/ Dr. Mariya Pylypiv

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. CHIRINJEEV KATHURIA

By:	/s/ Dr. Chirinjeev Kathuria

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

JAY WALTER JENNINGS

By:	/s/ Jay Walter Jennings

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

SELLER

UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

Exhibit A

Owned Shares